UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Texas	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ORBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2026, Eightco Holdings Inc. (the “Company”) entered into a Master Services Agreement (the “MSA”) with ARK Capital Markets LLC (“ARK”) under which ARK will provide a multitude of strategic and business advisory services to the Company (subject to applicable regulatory requirements) over a period of at least five years. ARK is part of the ARK Invest platform, with a research team rooted in over 40 years of experience in identifying and investing in disruptive innovations across sectors, industries, and markets.

Pursuant to the terms of the MSA, a Management Fee equal to 1.00% per annum of the value of the Company’s treasury assets under management will be payable by the Company to ARK as compensation for ARK’s advisory services under the MSA. Additionally, ARK will receive warrants (the “ARK Warrants”) to purchase up to 2,200,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), exercisable at $1.01 per share, and expiring ten years following the date of issuance. The ARK Warrants will vest and become exercisable in equal quarterly installments over five years, beginning three months after the MSA effective date. Under the terms of the MSA, the Company has agreed to register those shares of Common Stock issuable upon exercise of the ARK Warrants within 30 days of issuing the ARK Warrants.

The MSA also provides the terms and conditions for ARK’s potential to earn up to three separate one-time capitalization milestone bonuses upon the Company’s achievement of specified capitalization milestones at each of $1.0 billion, $5.0 billion and $10.0 billion, respectively, payable in cash or shares of Common Stock.

The MSA also provides that Brett Winton, ARK’s Chief Futurist and ARK Venture Investment Committee Member, will serve as a strategic advisor directly to the Company’s Board of Directors. As compensation for these Board advisory services, ARK will receive annual cash compensation of $250,000, payable quarterly, and a one-time grant of 2,200,000 restricted shares of Common Stock, issued to ARK or its designee, which shall vest in equal quarterly installments over a five-year period.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 27, 2026

EIGHTCO HOLDINGS INC.

/s/ Kevin O’Donnell
Kevin O’Donnell
Chief Executive Officer